SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 24, 1997

                                 ---------------

                          TECH ELECTRO INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)

                                 ---------------



                 Texas              0-27210                      75-2408297

           (State or other
             Jurisdiction          Commission                  (IRS Employer
           of Incorporation)       File Number               Identification No.)


                              4300 Wiley Post Road
                               Dallas, Texas 75244
               (Address of Principal Executive Office) (Zip Code)
        Registrant's telephone number, including area code (972) 239-7151





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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

                  On June 24, 1997, the Company retained Deloitte & Touche, LLP as its independent public accountants, replacing King, Griffin & Adamson, P.C., formerly King, Burns & Company, P.C. The change in independent public accountants was approved by the Board of Directors. For the Company's fiscal years ended December 31, 1996 and 1995, the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles by King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. During the two fiscal years ended December 31, 1996 and 1995, and through the date of the replacement, there were not any disagreements with King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. on any matter of accounting principles or practice, financial statement disclosure, auditing scopes or procedure which disagreements if not resolved to the satisfaction of King, Griffin & Adamson, P.C., or its predecessor King, Burns & Company, P.C. would have caused them to make a reference to the subject matter of the disagreements in connection with their last report, nor were there any "reportable events" as defined by the Securities and Exchange Commission. During the two fiscal years ended December 31, 1996 and 1995, and until the date of their retention, the Company had not consulted with Deloitte & Touche, LLP on the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on the Company's financial statements or any disagreements or reportable events.

Item 7. Financial Statements and Exhibits
        ---------------------------------
                  Exhibits

               16 Letter from King, Griffin & Adamson, P.C. dated June 24, 1997

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   TECH ELECTRO INDUSTRIES, INC.
                                                   (Registrant)

                                                   /s/ WILLIAM KIM WAH TAN

                                                     By:  WILLIAM KIM WAH TAN,
                                                        Chief Executive Officer

                                                     Date: June 24, 1997


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                  [LETTERHEAD OF KING, GRIFFIN & ADAMSON, P.C.]


June 24, 1997


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Tech Electro Industries, Inc. dated June 24, 1997.

Yours truly,

/s/ King, Griffin & Adamson, P.C.



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